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            $550 MM TRANSWESTERN PIPELINE COMPANY REVOLVING FACILITY


BORROWER:                         Transwestern Pipeline Company (the
                                  "Borrower").

GUARANTOR:                        Enron Corp.

FACILITY:                         Secured $550 million revolving credit
                                  facility, of which approximately $135,000,000 of Citibank, N.A.'s initial advances shall be deemed to be conversions of the obligations assumed under the Assumption Documents (as defined in the Commitment Letter) (the
                                  "Assumption Obligations") and, upon such conversion, the obligations assumed under the Assumption Documents shall be cancelled (the
                                  "Facility"). Citibank, N.A., The Chase
                                  Manhattan Bank, and the Borrower will
                                  determine the appropriate structure for the conversion of the Assumption Obligations in the Credit Agreement.

ACCORDION FEATURE:                Provided no default exists at such time, the
                                  Borrower may, without consent of the Lenders, increase the size of the Facility to an amount not to exceed $650 million. No Lender is in any way obligated to participate in such increase by increasing its own commitment amount, which decision shall be made in the sole discretion of each Lender at the time the Borrower elects to exercise its option to increase the Facility.

PAYING AGENT:                     Citibank, N.A.

CO-ARRANGERS:                     Salomon Smith Barney Inc. and J.P. Morgan
                                  Securities Inc.

CO-ADMINISTRATIVE AGENTS:         Citibank, N.A. and The Chase Manhattan Bank.

LENDERS: Citibank, N.A. and The Chase Manhattan Bank and such other Lenders acceptable to Citibank, N.A. and The Chase Manhattan Bank.

SECURITY:                         A first priority perfected security interest
                                  securing the obligations under the Facility in
                                  (i) all capital stock of the Borrower; (ii) an unsecured subordinated intercompany note by
                                  Enron Corp. payable to the order of the
                                  Borrower ("Intercompany Note"); and (iii) subject to agreed exceptions, all other assets of the Borrower ("Collateral").

USE OF PROCEEDS:                  Working capital and loans to Enron Corp., such
                                  loans to be subordinated to all other debt of Enron Corp.

MATURITY DATE:                    364 days after the Closing Date.


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CLOSING DATE:                     On or before November 16, 2001 or, with the
                                  consent of Citibank, N.A. and The Chase
                                  Manhattan Bank, such other date on which Citibank, N.A. and The Chase Manhattan Bank shall be satisfied that all conditions precedent set forth in the Commitment Letter have been met.

INTEREST RATES
AND FEES:                         At the Borrower's option, Advances will be
                                  available to it at the rates and for the Interest Periods set forth below:

                                  (a) Base Rate Option:  Base Rate plus 1.50%.

                                      The Base Rate is a fluctuating rate per
                                      annum equal at all times to the highest
                                      of: (i) Citibank's publicly announced
                                      "base rate", (ii) 1/2 of 1% per annum
                                      above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major U.S. money center banks, adjusted for reserve requirements and FDIC assessment rates, and (iii) 1/2 of 1% per annum above the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers.

                                  (b) Eurodollar Rate Option:  LIBOR plus 2.50%.

                                      LIBOR is the rate per annum (rounded
                                      upward to the nearest 1/100 of 1% per
                                      annum) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m. (London time) two business days before the first day of the relevant Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, LIBOR shall be the rate per annum (rounded upward to the nearest 1/100 of 1% per annum) appearing on Reuters Screen LIBO page as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m. (London time) two business days before the first day of the relevant Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO page, the applicable rate shall be the arithmetic mean of all such rates. If neither the Telerate Page 3750 nor the Reuters Screen LIBO page rate is available, then LIBOR shall be the rate per annum at which dollar deposits are offered by the principal office of Citibank in London to prime banks in the London interbank market at 11:00 A.M. (London time) two business days before the first day of the relevant Interest Period and with a maturity equal to such Interest Period. The


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                                      Borrower may select Interest Periods of 1,
                                      2 or 3 months for LIBOR Advances. The
                                      Borrower will reimburse each Lender, upon demand, for the cost of reserve requirements actually incurred.

DEFAULT RATE:                     When an event of default exists, all unpaid
                                  amounts under the Facility will bear interest payable on demand at the Base Rate plus 3.50%.

COMMITMENT FEE:                   A commitment fee of 0.50% per annum shall
                                  accrue on the daily average unused
                                  commitments.

INTEREST AND FEE
PAYMENTS:                         Interest on Base Rate Advances and commitment
                                  fees will be payable quarterly in arrears.
                                  Interest on LIBOR Advances will be payable at the end of the relevant Interest Period.
                                  Interest will be computed on a 365/366-day basis for Base Rate Advances and on a 360-day basis for LIBOR Advances. Commitment fees will be computed on a 360-day basis.

BORROWINGS:                       Borrowings shall be in minimum principal
                                  amounts of $25,000,000 for LIBOR Advances and $10,000,000 for Base Rate Advances. All
                                  Advances under the Facility will be made by the Lenders ratably in proportion to their respective commitments in the Facility.
                                  Borrowings will be available on same day notice (by 11:00 a.m. New York City time) for
                                  Base Rate Advances and three business days' notice for Eurodollar Rate Advances. On the
                                  Closing Date the Borrower shall request an initial Borrowing of an amount sufficient to convert all the Assumption Obligations to advances.

OPTIONAL PREPAYMENTS:             Advances may be prepaid in an amount of at
                                  least $10,000,000 on same day notice for Base
                                  Rate Advances and three business days notice for LIBOR Advances. The Borrower will bear all losses and costs (but not lost profits) related to prepayment of LIBOR Advances prior to the last day of the relevant Interest
                                  Period.

MANDATORY PREPAYMENTS:            Subject to agreed exceptions, the Advances
                                  shall be paid and the commitments permanently reduced by an amount equal to the net cash proceeds the Borrower receives from (i) any asset sales, (ii) equity issuances, or (iii) capital markets transactions.

CONDITIONS PRECEDENT
TO CLOSING:                       Customary for financings of this nature,
                                  including:

                                         (a) the execution and delivery of the
                                  following, in form and substance satisfactory to the Co-Administrative Agents, for the
                                  Facility: (i) a credit agreement, (ii)
                                  certificates with respect to resolutions, charter, by-


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                                  laws, incumbency and signatures and certified
                                  copies of all other relevant documents
                                  evidencing any necessary corporate action and governmental approvals, (iii) all security documents necessary to obtain a first perfected security interest (subject to agreed exceptions) in the Collateral securing the Facility only (other than certain of the Borrower's real estate and pipelines and fixtures that the Co-Administrative Agents agree may be obtained after the Closing Date ("Post-Closing Collateral")), including execution and delivery of pledge agreements covering all of the Borrower's capital stock and the Intercompany Note and a security agreement covering all the Borrower's personal property, (iv) a solvency and corporate separateness certificate by the Borrower's chief financial officer, and (v) favorable legal opinions from counsel for the Borrower and Enron Corp., including an opinion as to the enforceability of all loan documents and the perfection and enforceability of the security interests and an opinion regarding governmental approvals for the Facility (such opinions to be subject to customary exceptions and qualifications including bankruptcy, preference, fraudulent transfer or conveyance, equitable principles, and customary qualifications as to the enforceability of indemnities); and

                                         (b) (i) the Paying Agent's obtaining a
                                  first perfected security interest, subject to agreed exceptions, in the Collateral (other than the Post-Closing Collateral), (ii) satisfactory arrangements for repayment of the Borrower's outstanding senior notes, and (iii) receipt of all charters, bylaws, partnership agreements, or other similar documents for each of Enron Corp.'s subsidiaries that directly or indirectly has any interest in the Borrower.

POST-CLOSING REQUIREMENT:         Within 60 days (except as agreed) after the
                                  Closing Date, (i) the Borrower shall have executed all security documents necessary to obtain a first perfected security interest
                                  (subject to agreed exceptions) securing the Facility only in the Post-Closing Collateral and (ii) the Paying Agent shall have received satisfactory opinions of counsel with respect thereto.

CONDITIONS PRECEDENT TO
INITIAL ADVANCE:                  o      Enron Corp. shall have a rating of at
                                         least BBB- and Baa3 by S&P and Moody's,
                                         respectively, and if such rating is
                                         BBB- and Baa3, such rating must be
                                         accompanied with a "stable" outlook
                                         ("Investment Grade").

                                  o      Neither Co-Administrative Agent shall
                                         have determined that, except as
                                         publicly disclosed or disclosed in
                                         writing to the Co-Administrative Agents
                                         before the execution of the Commitment
                                         Letter, since December 31, 2000 a
                                         material adverse change in the
                                         business, condition (financial or
                                         otherwise), operations,


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                                         performance, properties or prospects of
                                         Enron Corp. and its subsidiaries, taken
                                         as a whole, shall have occurred.

CONDITIONS PRECEDENT TO
ALL ADVANCES:                 Customary for financings of this nature, including
                              the following:

                                  o All representations and warranties are correct on and as of the date of the borrowing before and after giving effect to such borrowing and to the application of the proceeds therefrom (other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date), as though made on and as of such
                                         date.

                                  o      No event or condition exists or would
                                         result from such borrowing which
                                         constitutes an event of default or
                                         would constitute an event of default
                                         but for the requirement that notice be
                                         given or time elapse or both.

                                  o      The Paying Agent shall have received
                                         such other approvals, opinions or
                                         documents as any Lender through the
                                         Paying Agent may reasonably request.

REPRESENTATIONS
AND WARRANTIES OF THE
BORROWER:                     Usual and customary for transactions of this
                              nature, including but not limited to: (i) confirmation of corporate status and authority of the Borrower and its subsidiaries, (ii) documentation and performance duly authorized and do not contravene laws, corporate documents, judgments, orders or material agreements, (iii) documentation, including the Corporate Amendment
                              Documents and the Assumption Documents, are legal, valid, binding and enforceable, (iv) financial statements, (v) since December 31, 2000, no material adverse change in the business, condition
                              (financial or otherwise), operations, performance, properties or prospects of the Borrower and its subsidiaries, taken as a whole, (vi) no litigation having a material adverse effect, (vii) ERISA,
                              (viii) environmental condition, (ix) taxes, (x) status under Investment Company Act and Public
                              Utility Holding Company Act, (xi) full and complete disclosure, (xii) solvency, and (xiii) corporate separateness.

COVENANTS:                    Usual and customary for transactions of this
                              nature including: (i) periodic financial statements, certificates of compliance with financial covenant, notice of default, certain
                              ERISA information, and other information


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                              reasonably requested from time to time, (ii)
                              compliance with laws, including environmental compliance, (iii) use of proceeds, (iv) maintenance of existence, (v) insurance, (vi) visitation rights, (vii) prohibition on liens and negative pledges subject to agreed exceptions,
                              (viii) prohibition on debt subject to agreed exceptions, (ix) no sale, lease, transfer or other disposition of the Borrower's or any of its subsidiaries' assets with a value of more than $25,000,000 in the aggregate after the closing date or the Borrower's pipeline, (x) no merger or consolidation by the Borrower unless no default exists or results and the Borrower is survivor,
                              (xi) limitation on investments, (xii) tangible net worth in accordance with GAAP of at least $750,000,000, (xiii) no change in lines of business, (xiv) corporate separateness, (xv) limitations on transactions with affiliates, (xvi) prohibition on distributions; (xvii) subject to agreed exceptions, prohibition on intercompany advances when a default has occurred and is continuing or would result therefrom, when the sum of the Borrower's unrestricted cash and the availability under the Facility after giving effect thereto is less than $10,000,000, or when Enron Corp. is no longer Investment Grade, (xviii) completion of expansion as disclosed to the Co-Administrative Agents, and (xix) no subsidiaries.

EVENTS OF DEFAULT:            Customary events of default for transactions of
                              this nature, including: (i) failure to pay principal when due or interest and commitment fees after 5-day grace period, (ii) representations and warranties untrue when made, (iii) failure to comply with affirmative covenants if not cured within 30 days after written notice, (iv) failure to comply with negative covenants, (v) cross default or acceleration of Debt of the Borrower or a subsidiary for borrowed money greater than $10,000,000 or the occurrence and continuance of an Event of Default under the $1,750,000,000
                              364-Day Revolving Credit Agreement dated as of May
                              14, 2001 among Enron Corp., the banks party thereto and Citibank, N.A. and The Chase Manhattan
                              Bank, as Co-Administrative Agents for such banks or the $1,250,000,000 Long-Term Revolving Credit
                              Agreement dated as of May 18, 2000 among Enron
                              Corp., the banks party thereto and Citibank, N.A.
                              and The Chase Manhattan Bank, as Co-Administrative
                              Agents for such banks, (vi) bankruptcy or insolvency of Enron Corp. or the Borrower or any of its subsidiaries, (vii) any unsatisfied judgment against the Borrower or any of its subsidiaries for payment of money greater than $10,000,000 unless enforcement stayed by appeal or otherwise, (viii) occurrence of certain circumstances respecting ERISA plans, (ix) except as agreed, Enron Corp. shall cease to own directly or indirectly 100% of the Borrower's capital stock, (x) an event of default under the Guaranty shall occur, (xi) any loan document, including the Guaranty or a security document (subject to agreed exceptions), fails to remain in full force or effect or any action is taken to discontinue or to assert the invalidity or unenforceability thereof or any obligor under a loan


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                              document, including the Guaranty or a security
                              document, shall disclaim an obligation thereunder,
                              (xii) subject to agreed upon matters, any collateral document fails to create a valid and perfected first priority security interest (subject to agreed exceptions) in any Collateral purported to be covered thereby, or (xiii) the Borrower shall fail to comply with the terms of the Fee Letter.

GUARANTY:                     Unconditional guaranty of payment, not of
                              collection. The Guaranty will include customary representations and warranties, including the following: (i) confirmation of corporate status and authority, (ii) documentation and performance duly authorized and do not contravene laws, corporate documents, judgments, orders or material agreements, (iii) documentation legal, valid, binding and enforceable, (iv) full disclosure, (v) corporate separateness between Enron Corp. and the Borrower, (vi) solvency, (vii) except as publicly disclosed or disclosed in writing to the Co-Administrative Agents before the execution of the Commitment Letter , since December 31, 2000 no material adverse change in the business, condition
                              (financial or otherwise), operations, performance, properties or prospects of Enron Corp. and its subsidiaries, taken as a whole, has occurred.

                              The Guaranty will also include customary affirmative and negative covenants, including (i) each of the covenants contained in Enron Corp.'s revolving credit agreements, as in effect from time to time, (ii) prohibition on liens and negative pledges for Enron Corp. and its subsidiaries subject to agreed exceptions, and
                              (iii) maintenance of corporate separateness between Enron Corp. and the Borrower.

TRANSFERS AND
PARTICIPATIONS:               Lenders permitted to assign commitments and loans
                              under the Facility, in whole or part, to another
                              Lender in the Facility, and, with the consent of the Paying Agents and, so long as no default exists, the Borrower (which consents shall not be unreasonably withheld), to a person that is not a Lender. Lenders may sell participations in the Facility provided that the assigning Lender retains all voting rights (except as specified in the definitive loan documentation) and all obligations under the Facility.

OTHER: The documentation will include customary agency language, and Majority Lenders for the Facility will be defined as those holding at least 66-2/3% of the Commitments under the Facility. The loan documentation will contain customary provisions regarding taxes, illegality, increased costs and capital adequacy, subject to certain limitations, a waiver of jury trial, and a consent to New York jurisdiction.


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EXPENSES; INDEMNITY:          All reasonable expenses incurred (i) by the
                              Lenders in connection with the preparation, execution, delivery, modification, amendment and administration of the loan documentation (including reasonable fees and expenses of counsel to the Lenders) or (ii) by either Co-Administrative Agent or any Lender in connection with the enforcement of the loan documentation (including reasonable legal expenses), are for the Borrower's account. To the fullest extent permitted by law, the Borrower will indemnify and hold harmless each Co-Administrative Agent, each Lender and each of their respective officers, directors, employees and agents (each an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including reasonable fees and expenses of counsel) that may be incurred by or asserted against any Indemnified Party (other than by either Co-Administrative Agent or another Lender or any of their respective successors and assigns), in each case arising out of or in connection with any environmental claim or by reason of any investigation, litigation or proceeding arising out of, related to or in connection with the loan documentation or any transaction in which any proceeds of the Facility are applied, excluding any claim, damage, loss, liability or expense attributable to such Indemnified Party's gross negligence or willful misconduct. No Indemnified Party shall have any liability (whether in contract, tort or otherwise) to the Borrower or any of its security holders or creditors for or in connection with the transactions contemplated hereby, except for direct damages (as opposed to special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings)) resulting from such Indemnified Party's gross negligence or willful misconduct. Except as set forth in the next succeeding sentence, Borrower shall not have any liability to any Indemnified Party (whether in contract, tort or otherwise) in connection with the Facility for punitive, exemplary or treble damages. If (a) an Indemnified Party is required to pay damages of the type specified in the preceding sentence to another person (that is not an Indemnified Party), and (b) such Indemnified Party would be entitled to indemnification under this provision but for the limitation set forth in the preceding sentence, then the Indemnified Party shall nonetheless be entitled to indemnification for such Losses.

GOVERNING LAW:                New York.

COUNSEL TO THE
CO-ADMINISTRATIVE AGENTS:     Bracewell & Patterson, L.L.P.


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